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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 12. 1998


                                MIDWAY GAMES INC.
             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                           1-12367                              22-2906244
 (State or Other Jurisdiction of       (Commission File Number)        (I.R.S. Employer Identification Number)
 Incorporation or Organization)



                          3401 NORTH CALIFORNIA AVENUE
                             CHICAGO, ILLINOIS 60618
               (Address of Principal Executive Offices) (Zip Code)


              Telephone Number, Including Area Code (773) 961-2222



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ITEM 5. OTHER EVENTS.

        On March 12, 1998, the Registrant completed its acquisition from GT Interactive Software Corp. of distribution rights for Registrant's personal computer (PC) games in North America and Japan for all future games released by Registrant. Additional information about developments concerning the Registrant are incorporated herein by this reference to the press release filed herewith as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    99     Press release, dated March 13, 1998.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MIDWAY GAMES INC.


March 17, 1998                         By: /s/ Orrin J.Edidin
                                           -------------------------------------
                                           Orrin J. Edidin
                                           Vice President, Secretary
                                            and General Counsel



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                               INDEX TO EXHIBITS

  EXHIBIT       DESCRIPTION
  -------       -----------
       99       Press release, dated March 13, 1998



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